                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-A/A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         IMPAC MORTGAGE HOLDINGS, INC.
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            (Exact name of registrant as specified in its charter)

     MARYLAND                                       33-0675505
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(State of incorporation or organization)  (I.R.S. Employer Identification No.)

 20371 IRVINE AVENUE, SANTA ANA HEIGHTS, CALIFORNIA              92707
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    (Address of principal executive offices)                  (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                      Name of each exchange on which
     to be so registered                      each class is to be registered

     Common Stock, $0.01 par value               New York Stock Exchange
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If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this Form relates to the registration of a class of securities pursuant to
Section 12 (g) of the Exchange Act an us effective pursuant to General Instruction A.(d), please check the following box. [_]

Securities Act registration statement file number to which this form relates:

________________________________________________________________ (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                     NONE
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                                (Title of class)


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                                (Title of class)

                  IMPAC MORTGAGE HOLDINGS, INC. - FORM 8-A/A

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

     Information with respect to the Registrant's common stock $0.01 par value per share is incorporated by reference to the section entitled "Description of Securities" in that portion of the Registrant's Prospectus Supplement dated May 12, 1998, supplementing the Registrant's Prospectus, dated May 8, 1998 contained in Registrant's Registration Statement on Form S-3 (File No. 333-34137), as amended.

Item 2. Exhibits.

     1.1       The Registrant's Charter(1)

     1.1(a)    Articles of Amendment of the Registrant(1)

     1.1(b)    Articles of Amendment of the Registrant(2)

     1.2       The Registrant's Bylaws(1)

     1.3       Form of Common Stock Certificate(1)
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(1) Incorporated by reference to the Registrant's Registration Statement on Form S-11 (File No. 33-96670) and all amendments thereto, as filed with the Securities and Exchange Commission on September 7, October 23, October 30, and November 8, 1995, respectively.

(2) Incorporated by reference to the Registrant's Current Report on Form 8-K, as amended, dated January 28, 1998.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   IMPAC MORTGAGE HOLDINGS, INC.
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Date:  September 29, 1998
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By:    /s/ Richard J. Johnson
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      Richard J. Johnson
      Chief Financial Officer